Related party transactions	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Related party transactions

Note 20—Related party transactions

Software subscription – The Company entered into a certain software subscription agreement with Palantir Technologies, Inc. (“Palantir”), including related support and update services on September 22, 2021. The Company subsequently amended the agreement on December 15, 2021. The term of the amended agreement is through December 31, 2024. As of December 31, 2022, the Company had an outstanding accounts payable to Palantir in the amount of $4.3 million. Pursuant to the agreement, as of December 31, 2022, $19.3 million will become due in the next 12 months and $15.0 million thereafter through October 2024. Palantir was a PIPE Investor and purchased $35.0 million of Class A Common Stock at $10.00 per share on the Closing Date.

Equity Investment Agreement – On May 25, 2022, the Company entered into the Rubicon Equity Investment Agreement with certain investors who are affiliated with Andres Chico (a member of the Company’s board of directors) and Jose Miguel Enrich (a beneficial owner of greater than 10% of the issued and outstanding Class A Common Stock and Class V Common Stock). See Note 11 for further information regarding the Rubicon Equity Investment Agreement.

Insider convertible debts – On December 16, 2022, the Company issued the Insider Convertible Debentures and entered into the Insider Lock-Up Agreement with certain members of the Company’s management team and board of directors, and certain other existing investors of the Company. See Note 5 for further information regarding these transactions.